Exhibit 4.1

EXECUTION VERSION

BLACK HILLS CORPORATION

AND

WELLS FARGO BANK, NATIONAL ASSOCIATION

AS TRUSTEE

FIFTH SUPPLEMENTAL INDENTURE

DATED AS OF

JANUARY 13, 2016

$250,000,000 2.500% NOTES DUE 2019

$300,000,000 3.950% NOTES DUE 2026

FIFTH SUPPLEMENTAL INDENTURE dated as of January 13, 2016 (this “Supplemental Indenture”), to the Indenture dated as of May 21, 2003 (the “Base Indenture” and, as supplemented by the First Supplemental Indenture dated as of May 21, 2003, the Second Supplemental Indenture dated as of May 14, 2009, the Third Supplemental Indenture dated as of July 16, 2010, the Fourth Supplemental Indenture dated as of November 19, 2013, and as further supplemented, amended or modified, the “Indenture”), by and between BLACK HILLS CORPORATION, a South Dakota corporation (the “Company”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America (as successor to LaSalle Bank National Association), as trustee (the “Trustee”).

Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the 2019 Notes (as defined below) and the 2026 Notes (as defined below):

WHEREAS, the Company and the Trustee have duly authorized the execution and delivery of the Indenture to provide for the issuance from time to time of senior debt securities (the “Securities”) to be issued in one or more series as in the Indenture provided;

WHEREAS, the Company has appointed the Trustee as successor trustee under the Indenture, and the Trustee has accepted such appointment, pursuant to the Agreement of Resignation, Appointment and Acceptance dated as of February 17, 2009, among Bank of America, N.A. (as successor by merger to LaSalle Bank National Association), the Trustee and the Company;

WHEREAS, the Company desires and has requested the Trustee to join the Company in the execution and delivery of this Supplemental Indenture in order to establish and provide for the issuance by the Company of (i) a series of Securities designated as its 2.500% Notes due 2019 in the aggregate principal amount of $250,000,000, substantially in the form attached hereto as Exhibit A (the “2019 Notes”), and (ii) a series of Securities designated as its 3.950% Notes due 2026 in the aggregate principal amount of $300,000,000, substantially in the form attached hereto as Exhibit B (the “2026 Notes” and, together with the 2019 Notes, collectively referred to herein as the “Notes”), in each case on the terms set forth herein;

WHEREAS, Section 3.1 of the Base Indenture provides that a supplemental indenture may be entered into by the Company and the Trustee for such purpose provided certain conditions are met;

WHEREAS, the conditions set forth in the Indenture for the execution and delivery of this Supplemental Indenture have been complied with; and

WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Company and the Trustee, in accordance with its terms, and a valid amendment of, and supplement to, the Indenture have been done;

NOW, THEREFORE:

In consideration of the premises and the purchase and acceptance of the Notes by the holders thereof, the Company covenants and agrees with the Trustee, for the equal and ratable benefit of the Holders, that the Indenture is supplemented and amended, to the extent expressed herein, as follows:

ARTICLE I

Scope of Supplemental Indenture; General

This Supplemental Indenture supplements and, to the extent inconsistent therewith, replaces the provisions of the Indenture, to which provisions reference is hereby made.

The changes, modifications and supplements to the Indenture effected by this Supplemental Indenture shall be applicable only with respect to, and govern the terms of, the 2019 Notes, which shall initially be in an aggregate principal amount of $250,000,000, and the 2026 Notes, which shall initially be in an aggregate principal amount of $300,000,000, either or both amounts of which may be increased pursuant to an Officers’ Certificate in accordance with this Supplemental Indenture, and shall not apply to any other Securities that may be issued under the Indenture unless a supplemental indenture with respect to such other Securities specifically incorporates such changes, modifications and supplements. Pursuant to this Supplemental Indenture, there is hereby created and designated two series of Securities under the Indenture entitled “2.500% Notes due 2019” and “3.950% Notes due 2026.” The 2019 Notes shall be in the form of Exhibit A hereto and the 2026 Notes shall be in the form of Exhibit B hereto.

In the event that the Company shall issue and the Trustee shall authenticate any Notes issued under this Supplemental Indenture subsequent to the Issue Date (such Notes, “Additional Securities”), the Company shall use its best efforts to obtain the same “CUSIP” number for such Additional Securities as is printed on the Securities of such series outstanding at such time; provided, however, that if any Additional Securities issued under this Supplemental Indenture subsequent to the Issue Date are determined, pursuant to an Opinion of Counsel, not to be fungible with the Securities of such series issued on the Issue Date for U.S. federal income tax purposes, the Company will obtain a “CUSIP” number for such Additional Securities that is different than the “CUSIP” number printed on the Securities of such series issued on the Issue Date. If a different “CUSIP” number is obtained as contemplated herein, all 2019 Notes issued under this Supplemental Indenture and Outstanding shall nonetheless vote and consent together on all matters as one series of Securities under the Indenture and all 2026 Notes issued under this Supplemental Indenture and Outstanding shall nonetheless vote and consent together on all matters as one series of Securities under the Indenture.

ARTICLE II

Certain Definitions

The following terms have the meanings set forth below in this Supplemental Indenture. Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Indenture. To the extent terms defined herein differ from the Indenture, the terms defined herein shall govern.

“Assets” of any Person means the whole or any part of its business, property, assets, cash and receivables.

“Change of Control” means the occurrence of any of the following: (i) the consummation of any transaction (including any merger or consolidation) the result of which is that any person becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of shares representing more than 50% of the voting power of the then outstanding Voting Stock of the Company or other Voting Stock into which the Voting Stock of the Company is reclassified, consolidated, exchanged or changed, (ii) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and the Subsidiaries taken as a whole to any person other than the Company or one of the Subsidiaries, (iii) the merger or consolidation of the Company with or into any person or the merger or consolidation of any person with or into the Company, in any such event pursuant to a transaction in which any of the outstanding shares of the Voting Stock of the Company or the Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction in which the shares of Voting Stock of the Company outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, shares representing more than 50% of the voting power of the Voting Stock of the resulting or surviving person or any direct or indirect parent company of the resulting or surviving person immediately after giving effect to such transaction, or (iv) the adoption of a plan providing for the liquidation or dissolution of the Company. Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control under clause (i) above if (a) the Company becomes a direct or indirect wholly owned subsidiary of a holding company and (b)(x) the direct or indirect holders of the Voting Stock of such holding company immediately following such transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to such transaction or (y) immediately following such transaction no person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of shares representing more than 50% of the voting power of the Voting Stock of such holding company. The term “person,” as used in this definition, has the meaning given thereto in Section 13(d)(3) of the Exchange Act.

“Change of Control Offer” has the meaning specified in Section 4.2.

“Change of Control Payment” has the meaning specified in Section 4.2.

“Change of Control Payment Date” has the meaning specified in Section 4.2.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term from the Redemption Date to the stated maturity date of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed.

“Comparable Treasury Price” means with respect to any Redemption Date for the Notes, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, (2) if fewer than four such Reference Treasury Dealer Quotations are obtained, the average of all such Reference Treasury Dealer Quotations, or (3) if only one Reference Treasury Dealer Quotation is obtained, such Reference Treasury Dealer Quotation, in each case determined by the Quotation Agent.

“Consolidated Capitalization” means, as of any date of determination, the sum obtained by adding (i) Consolidated Shareholders’ Equity; (ii) Consolidated Indebtedness (exclusive of any that is due and payable within one year of the date such sum is determined); and, without duplication, (iii) any preference or preferred stock of the Company or any Consolidated Subsidiary that is subject to mandatory redemption or sinking fund provisions.

“Consolidated Indebtedness” means, as of any date of determination, total indebtedness as shown on the consolidated balance sheet of the Company and the Consolidated Subsidiaries.

“Consolidated Shareholders’ Equity” means, as of any date of determination, the total Assets of the Company and the Consolidated Subsidiaries less all liabilities of the Company and its Consolidated Subsidiaries that would, in accordance with generally accepted accounting principles in the United States (as in effect on the date of this Supplemental Indenture), be classified on a balance sheet as liabilities, including (i) indebtedness secured by property of the Company or any of the Consolidated Subsidiaries whether or not the Company or such Consolidated Subsidiary is liable for the payment of such indebtedness unless, in the case that the Company or such Consolidated Subsidiary is not so liable, such property has not been included among the Assets of the Company or such Consolidated Subsidiary on such balance sheet, (ii) deferred liabilities and (iii) indebtedness of the Company or any of the Consolidated Subsidiaries that is expressly subordinated in right and priority of payment to other liabilities of the Company or such Consolidated Subsidiary. As used in this definition, “liabilities” includes preference or preferred stock of the Company or any Consolidated Subsidiary only to the extent of any such preference or preferred stock that is subject to mandatory redemption or sinking fund provisions.

“Consolidated Subsidiary” means, at any date, any Subsidiary the financial statements of which under generally accepted accounting principles in the United States (as in effect on the date of this Supplemental Indenture) would be consolidated with those of the Company in its consolidated financial statements as of such date.

“DTC” means The Depository Trust Company.

“Event of Default” has the meaning specified in Section 5.1.

“Fitch” means Fitch Ratings, Inc., and its successors.

“Holder” means the Person in whose name a Note is registered in the books of the Security Registrar for the Notes.

“Indebtedness” means (i) all indebtedness, whether or not represented by bonds, debentures, notes or other securities, incurred, created or assumed by the Company or any Subsidiary for the repayment of money borrowed, (ii) all indebtedness for money borrowed secured by a lien upon property owned by the Company or any Subsidiary, regardless of whether the Company or such Subsidiary has assumed or otherwise become liable for the payment of such indebtedness for money borrowed, and (iii) all indebtedness of others for money borrowed that is guaranteed as to payment of principal or interest by the Company or any Subsidiary or in effect guaranteed by the Company or such Subsidiary through a contingent agreement to purchase such indebtedness or through any “keep-well” or similar agreement to be directly or indirectly liable for the repayment of such indebtedness.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement rating agency or agencies selected by the Company.

“Issue Date” means the date on which the Notes are originally issued under this Supplemental Indenture.

“Moody’s” means Moody’s Investors Service, Inc., and its successors.

“Primary Treasury Dealer” has the meaning assigned to such term in the definition of Reference Treasury Dealer.

“Quotation Agent” means one of the Reference Treasury Dealers selected by the Company.

“Rating Agencies” means (i) each of Fitch, Moody’s and S&P and (ii) if any of Fitch, Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, selected by the Company (as certified by a Board Resolution) as a replacement agency for Fitch, Moody’s or S&P, as the case may be.

“Rating Event” means, with respect to either the 2019 Notes or the 2026 Notes, the rating of such Notes is lowered by at least two of the three Rating Agencies and such Notes are rated below an Investment Grade Rating by at least two of the three Rating Agencies, on any day during the period (which period will be extended so long as the rating of such Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies) commencing 60 days prior to the first public notice of the occurrence of a Change of Control or the intention of the Company to effect a Change of Control and ending 60 days following the consummation of such Change of Control.

“Reference Treasury Dealer” means each of (i) Credit Suisse Securities (USA) LLC and Scotia Capital (USA) Inc. or their respective affiliates or successors which are primary

U.S. Government securities dealers in the United States (a “Primary Treasury Dealer”), (ii) a Primary Treasury Dealer selected by each of U.S. Bancorp Investments, Inc. and Mitsubishi UFJ Securities (USA), Inc. or their respective affiliates or successors and (iii) any other Primary Treasury Dealer appointed by the Company at the time of any redemption; provided, however, that if any of the foregoing or their affiliates or successors shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Subsidiary” means a corporation, limited partnership, limited liability company or trust in which more than 50% of the outstanding Voting Stock is owned, directly or indirectly, by the Company and/or by one or more other Subsidiaries.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated yield to maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date, stock, partnership interests or any other participations, rights, warrants, options or other interests in the nature of an equity interest that ordinarily (without regard to the occurrence of any contingency) has voting power for the election of directors, managers or trustees of such person, whether at all times or only so long as no senior class of stock has that voting power by reason of any contingency.

“Trustee” means the party named as such above until a successor replaces such party in accordance with the applicable provisions of the Indenture and thereafter means the successor serving hereunder.

ARTICLE III

The Notes

Section 3.1                                    Payments of Principal and Interest.

The 2019 Notes shall bear interest from and including January 13, 2016, to but excluding the date of Maturity, at the rate of 2.500% per annum. The 2019 Notes shall mature at 100% of their principal amount on January 11, 2019. The Company shall pay interest on the 2019 Notes semi-annually on January 11 and July 11 of each year, commencing July 11, 2016, to the Person in whose name any such Note or any predecessor Note is registered in the Security Register at the close of business on the January 1 or July 1, as the case may be, next preceding such Interest Payment Date.

The 2026 Notes shall bear interest from and including January 13, 2016, to but excluding the date of Maturity, at the rate of 3.950% per annum. The 2026 Notes shall mature at 100% of their principal amount on January 15, 2026. The Company shall pay interest on the 2026 Notes semi-annually on January 15 and July 15 of each year, commencing July 15, 2016, to the Person in whose name any such Note or any predecessor Note is registered in the Security Register at the close of business on the January 1 or July 1, as the case may be, next preceding such Interest Payment Date.

The Company initially authorizes the Trustee to act as Paying Agent and Security Registrar for the Notes.

Section 3.2                                    Optional Redemption.

Subject to the provisions of Article XI of the Base Indenture, the 2019 Notes shall be redeemable at the option of the Company, in whole or in part at any time and from time to time, at a Redemption Price equal to the greater of (a) 100% of the principal amount of the 2019 Notes to be redeemed plus accrued and unpaid interest (if any) to but excluding the Redemption Date and (b) the sum, as determined by the Quotation Agent, of the present values of the principal amount of the 2019 Notes to be redeemed, together with remaining scheduled payments of interest (exclusive of accrued and unpaid interest (if any) to but excluding the Redemption Date) from the Redemption Date to the stated maturity date of the 2019 Notes, in each case discounted to the Redemption Date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 25 basis points, plus accrued and unpaid interest (if any) on the principal amount of the 2019 Notes being redeemed to but excluding the Redemption Date.

Subject to the provisions of Article XI of the Base Indenture, the 2026 Notes shall be redeemable at the option of the Company, in whole or in part from time to time, (i) prior to July 15, 2025, at a Redemption Price equal to the greater of (a) 100% of the principal amount of the 2026 Notes to be redeemed plus accrued and unpaid interest (if any) to but excluding the Redemption Date and (b) the sum, as determined by the Quotation Agent, of the present values of the principal amount of the 2026 Notes to be redeemed, together with remaining scheduled payments of interest (exclusive of accrued and unpaid interest (if any) to but excluding the Redemption Date) from the Redemption Date to the stated maturity date of the 2026 Notes, in each case discounted to the Redemption Date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 30 basis points, plus accrued and unpaid interest (if any) on the principal amount of the Notes being redeemed to but excluding the Redemption Date and (ii) on or after July 15, 2025, at a Redemption Price equal to 100% of the principal amount of the 2026 Notes being redeemed, plus accrued and unpaid interest on the Notes being redeemed to but excluding the Redemption Date.

If the Company elects to redeem all or any part of the Notes, the Company will mail by first-class mail or deliver in accordance with DTC procedures a notice of redemption to each Holder of the Notes to be redeemed (with a copy to the Trustee) at least 30 days before the Redemption Date. To the extent that the Trustee shall deliver such notice, the Company will deliver such notice to the Trustee at least 45 days prior to the Redemption Date or such shorter period as may be reasonably acceptable to the Trustee.  If the exact Redemption Price is not known at the time of the mailing or delivery of such notice of redemption, then such notice of redemption need not specify the exact Redemption Price and, instead, may describe how the Redemption Price will be calculated.  In that case, the Company will notify the Trustee of the Redemption Price with respect to any redemption promptly after the calculation, and the Trustee will not be responsible for such calculation.

Section 3.3                                    No Sinking Fund.

The Notes shall not be entitled to the benefit of any sinking fund.

Section 3.4                                    Book Entry, Delivery and Form.

The 2019 Notes and the 2026 Notes shall each initially be issued in the form of one or more Global Securities (the “Global Notes”). The Global Notes shall initially be deposited on or about the Issue Date with, or on behalf of, DTC (the “Depositary”) and registered in the name of Cede & Co., as nominee of the Depositary.

Section 3.5                                    Form of Legend for Global Note.

In addition to the legend set forth in Section 2.2 of the Base Indenture, every Global Note authenticated and delivered hereunder shall bear a legend substantially in the following form:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Section 3.6                                    Defeasance.

Article XIII, including Sections 13.2 and 13.3, of the Base Indenture shall apply to the Notes.

Section 3.7                                    No Additional Amounts.

The Company will not pay any additional amounts on the Notes to compensate any beneficial owner for any United States tax withheld from payments on the Notes.

ARTICLE IV

Covenants

Section 4.1                                    Limitations on Liens.

So long as any Notes are Outstanding, neither the Company nor any Subsidiary shall mortgage, pledge, grant a security interest in or hypothecate, or permit any mortgage, pledge, security interest, lien or other encumbrance upon, any capital stock of any Subsidiary now or hereafter owned directly or indirectly by the Company or any Subsidiary, to secure any Indebtedness without concurrently making effective provision whereby the Outstanding Notes shall (so long as such other Indebtedness shall be so secured) be equally and ratably secured with any and all such other Indebtedness and any other indebtedness similarly entitled to be equally and ratably secured; provided, however, that this restriction shall not apply to, or prevent the creation of:

(1)                                 any mortgage, pledge, security interest, lien or encumbrance existing on the Issue Date;

(2)                                 any mortgage, pledge, security interest, lien or encumbrance upon any capital stock created at the time of the acquisition of such capital stock by the Company or any Subsidiary or within one year after such time to secure all or a portion of the purchase price for such capital stock;

(3)                                 any mortgage, pledge, security interest, lien or encumbrance upon any capital stock existing thereon at the time of the acquisition of such capital stock by the Company or any Subsidiary, whether or not the obligations secured thereby are assumed by the Company or such Subsidiary, other than any mortgage, pledge, security interest, lien or encumbrance created in connection with or in anticipation of such acquisition not for the purpose of securing the purchase price for such capital stock;

(4)                                 any mortgage, pledge, security interest, lien or encumbrance upon any capital stock to secure or provide for the acquisition, construction, improvement, expansion or development of property by the Company or any Subsidiary; provided that such mortgage, pledge, security interest, lien or encumbrance may not extend to or cover any other property of the Company or any Subsidiary that is not the subject of the related financing;

(5)                                 any mortgage, pledge, security interest, lien or encumbrance upon any limited liability company interest of Black Hills Wyoming, LLC (or any of its direct or indirect Subsidiaries), or any other Subsidiary or group of Subsidiaries formed to refinance the project now known as the “Wygen I” project; provided that such mortgage, pledge, security interest, lien or encumbrance may not extend to or cover any other property of the Company or any Subsidiary that is not the subject of such refinancing;

(6)                                 so long as no additional property of the Company or any Subsidiary is encumbered or made subject to a mortgage, pledge, security interest, lien or other encumbrance, any mortgage, pledge, security interest, lien or encumbrance granted in connection with (a) extending, renewing, replacing or refinancing in whole or in part the Indebtedness secured by any mortgage, pledge, security interest, lien or encumbrance described in the foregoing clauses (1) through (5) or (b) any transaction or series of related transactions involving separate projects pursuant to which any of the mortgages, pledges, security interests, liens or encumbrances described in the foregoing clauses (1) through (5) are combined or aggregated; provided, that, for purposes of this subclause (b), all of the Indebtedness secured by such mortgages, pledges, security interests, liens or encumbrances immediately prior to such transaction or series of related transactions is repaid in connection therewith; provided further, that, for purposes of this subclause (b), the aggregate amount of Indebtedness secured by such combined or aggregated mortgages, pledges, security interests, liens or other encumbrances does not exceed the sum of (x) the aggregate amount of extended, renewed, replaced or refinanced Indebtedness secured by such mortgages, pledges, security interests, liens or encumbrances outstanding immediately prior to such transaction or series of related transactions and (y) 5% of Consolidated Capitalization, less the total amount of all Indebtedness then outstanding that has been incurred and secured pursuant to this subclause (y) in any prior, separate transactions or series of related transactions;

(7)                                 any mortgage, pledge, security interest, lien or encumbrance upon any capital stock now or hereafter owned by the Company or any Subsidiary to secure any Indebtedness, which would otherwise be subject to the foregoing restriction and not otherwise permitted under any of the foregoing clauses (1) through (6), in an aggregate principal amount which, together with the amount of all other such Indebtedness then outstanding that has been incurred and secured under this clause (7), does not at the time of the creation of such mortgage, pledge, security interest, lien or encumbrance exceed 5% of Consolidated Capitalization; or

(8)                                 any judgment, levy, execution, attachment or other similar lien arising in connection with court proceedings, provided that:

(a)                                 the execution or enforcement of each such lien is effectively stayed within 60 days after entry of the corresponding judgment (or the corresponding judgment has been discharged within such 60-day period) and the claims secured thereby are being contested in good faith by appropriate proceedings timely commenced and diligently prosecuted;

(b)                                 the payment of each such lien is covered in full by insurance provided by a third party and the insurance company has not denied or contested coverage thereof; or

(c)                                  each such lien is adequately bonded within 60 days of the creation of such lien.

In case the Company shall propose to mortgage, pledge, grant a security interest in or hypothecate any capital stock of any Subsidiary owned directly or indirectly by the Company or any Subsidiary to secure any Indebtedness, other than as permitted by clauses (1) to (7), inclusive, of this Section 4.1, the Company shall prior thereto give written notice thereof to the Trustee, and the Company shall prior to or simultaneously with such mortgage, pledge, grant of security interest or hypothecation, by supplemental indenture executed by the Company and the Trustee (or to the extent legally necessary by another trustee or an additional or separate trustee), in form satisfactory to the Trustee, effectively secure (for so long as such other Indebtedness shall be so secured) all the Outstanding Notes equally and ratably with such Indebtedness and with any other indebtedness similarly entitled to be equally and ratably secured.

Section 4.2                                    Change of Control.

If a Change of Control Triggering Event occurs with respect to either the 2019 Notes or the 2026 Notes, each Holder of the series of Securities with respect to which such Change of Control Triggering Event has occurred shall have the right to require the Company to repurchase all or any part (equal to $1,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Securities of such series pursuant to the offer described below (a “Change of Control Offer”) on the terms set forth in this Section 4.2. In a Change of Control Offer, the Company shall offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest (if any) on the Notes repurchased, to but excluding the date of repurchase (the “Change of Control Payment”), subject to the right of Holders of record on the relevant Record Date to receive interest on the corresponding Interest Payment Date.

Within 30 days following any Change of Control Triggering Event (unless the Company has previously mailed or delivered a redemption notice with respect to all Outstanding Securities of the applicable series pursuant to Section 3.2 of this Supplemental Indenture) or, at the option of the Company, prior to any Change of Control Triggering Event but after public announcement of the transaction or transactions that constitute or may constitute the Change of Control, the Company shall mail by first-class mail or deliver in accordance with DTC procedures a notice to each Holder of the applicable series of Securities (with a copy to the Trustee), which notice shall:

(1)                                 describe the circumstances and relevant facts regarding the Change of Control Triggering Event;

(2)                                 offer to repurchase the Securities of such series on the date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days following the date such notice is mailed or delivered (the “Change of Control Payment Date”), pursuant to the procedures required by the Indenture and described in such notice, which offer will constitute the Change of Control Offer; and

(3)                                 if mailed or delivered prior to the date on which the Change of Control Triggering Event occurs, state that the Change of Control Offer is conditioned on the Change of Control Triggering Event occurring on or prior to the applicable Change of Control Payment Date.

On the Change of Control Payment Date, the Company shall, to the extent lawful:

(1)                                 accept for payment all Notes or portions of Notes properly tendered pursuant to the applicable Change of Control Offer;

(2)                                 deposit with the Paying Agent an amount equal to the applicable Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(3)                                 deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

Holders electing to have any Notes repurchased shall be required to surrender the Notes, with an appropriate form duly completed, to the Company at the address specified in the notice at least three Business Days prior to the Change of Control Payment Date. Holders shall be entitled to withdraw their election if the Trustee or the Company receives, not later than one Business Day prior to the Change of Control Payment Date, a written notice (including by facsimile or other electronic transmission) setting forth the name of the Holder, the principal amount of the Notes which were delivered for purchase by the Holder and a statement that such Holder is withdrawing its election to have such Notes purchased.

On the Change of Control Payment Date, all Notes purchased by the Company under this Section 4.2 shall be delivered by the Company to the Trustee for cancellation, and the Company shall pay the Change of Control Payment to the Holders entitled thereto.

Notwithstanding the foregoing provisions of this Section 4.2, the Company shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes a Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements for a Change of Control Offer made by the Company and the third party purchases all Notes properly tendered and not withdrawn under such Change of Control Offer.

The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations to the extent such laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 4.2, the Company shall comply with the applicable securities laws and regulations. The Company shall not be deemed to have breached its obligations under this Section 4.2 by virtue of such compliance.

Notwithstanding anything to the contrary contained in the Indenture, the Trustee may enter into a supplemental indenture for the purpose of waiving or modifying the provisions of this Section 4.2 with respect to the 2019 Notes or the 2026 Notes with the written consent of the Holders of a majority in principal amount of the Outstanding Securities of the applicable series.

ARTICLE V

Remedies

Section 5.1                                    Events of Default.

“Event of Default” means, with respect to each of the 2019 Notes and the 2026 Notes, any one or more of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)                                 default in the payment of the principal of any Security of such series at its Maturity, or any Change of Control Payment with respect to the Securities of such series on any Change of Control Payment Date;

(b)                                 default in the payment of any interest upon any Security of such series when it becomes due and payable, and continuance of such default for a period of 30 days;

(c)                                  default in the performance, or breach, of any covenant or warranty of the Company in this Supplemental Indenture or the Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section 5.1 specifically addressed or which has expressly been included in the Indenture solely for the benefit of one or more series of Securities other than the Securities of such series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder (without giving effect to any applicable grace period with respect to such covenant or warranty);

(d)                                 the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

(e)                                  the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

References to Section 5.1(5) and 5.1(6) in Section 5.2 of the Base Indenture shall, for purposes of the Notes, be amended to refer to Sections 5.1(d) and 5.1(e) above.

ARTICLE VI

Miscellaneous

Section 6.1                                    Governing Law.

This Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to such State’s conflicts of laws principles.

Section 6.2                                    Ratification of Indenture.

Except as expressly modified or amended hereby, the Indenture continues in full force and effect and is in all respects confirmed, ratified and preserved.

Section 6.3                                    Trustee.

The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture. The statements and recitals herein are deemed to be those of the Company and not of the Trustee.

Delivery of reports, information and documents to the Trustee with respect to the Notes pursuant to the Indenture is for informational purposes only and its receipt of such reports shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of the Company’s covenants contained in the Indenture or the Notes (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates).  The Trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, the Company’s compliance with the covenants contained in the Indenture or with respect to any reports or other documents filed with the Securities and Exchange Commission.

Section 6.4                                    Counterparts.

This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same instrument.

Section 6.5                                    Separability.

In case any provision in this Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 6.6                                    Cancellation.

All Notes surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by the Trustee in accordance with the Trustee’s customary procedures.  The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Notes previously authenticated hereunder which the Company has not issued and sold, and all Notes so delivered shall be promptly canceled by the Trustee in accordance with the Trustee’s customary procedures.  No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by the Indenture.  Evidence of the destruction of any cancelled Notes shall be delivered to the Company upon its written request.

Section 6.7                                    Force Majeure.

In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations with respect to the Notes arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall undertake commercially reasonable efforts to resume performance as soon as practicable under the circumstances.

Section 6.8                                    U.S.A. Patriot Act.

The Company acknowledges that in accordance with the Customer Identification Program (CIP) requirements under the U.S.A. PATRIOT Act and its implementing regulations, the Trustee in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The Company hereby agrees that it shall provide the Trustee with such information as the Trustee may request including, but not limited to, the Company’s name, physical address, tax identification number and other information that will help the Trustee identify and verify the Company’s identity such as organizational documents, certificate of good standing, license to do business, or other pertinent identifying information.

Section 6.9                                    Jury Waiver.

Each of the Company and the Trustee irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to the Indenture, this Supplemental Indenture and the Notes, or the transactions contemplated thereby.

IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

BLACK HILLS CORPORATION

By:	/s/ Richard W. Kinzley
	Name:	Richard W. Kinzley
	Title:	Senior Vice President and
Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Patrick Giordano
	Name:	Patrick Giordano
	Title:	Vice President

EXHIBIT A

FORM OF NOTE

[Face of Security]

[If this Security is a Global Note, insert: THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

CUSIP No.: 092113 AK5

ISIN No.: US092113AK56

No.	$

2.500% Notes due 2019

BLACK HILLS CORPORATION

BLACK HILLS CORPORATION, a South Dakota corporation (the “Company”), for value received, hereby promises to pay to              or registered assigns the principal sum of           DOLLARS on January 11, 2019 (the “Stated Maturity Date”), unless earlier redeemed at the option of the Company as provided herein, and to pay interest thereon from January 13, 2016, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on January 11 and July 11 in each year (each, an “Interest Payment Date”), commencing July 11, 2016, at the rate of 2.500% per annum, until the principal hereof is paid or duly provided for. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Indenture referred to the reverse of this Security.

The interest payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Holder in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 1 or July 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date at the office or agency of the Company maintained for such purpose. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

The principal of this Security payable on the Stated Maturity Date, or the Redemption Price payable on a Redemption Date, if any, or the Change of Control Payment payable on a Change of Control Payment Date, if any, will be paid against presentation of this Security at the office or agency of the Company maintained for that purpose in Minneapolis, Minnesota, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Interest payable on this Security on any Interest Payment Date and on the Stated Maturity Date or any Redemption Date or any Change of Control Payment Date, as the case may be, will include interest accrued from and including the next preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including January 13, 2016, if no interest has been paid on this Security) to but excluding such Interest Payment Date or the Stated Maturity Date or Redemption Date or Change of Control Payment Date, as the case may be. If any Interest Payment Date or the Stated Maturity Date or any Redemption Date or any Change of Control Payment Date falls on a day that is not a Business Day, the payment due on such date will be paid on the next succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after the date such payment was due. “Business Day” means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York, New York, are authorized or obligated by law or executive order to close.

[If this Security is a Global Note, insert: All payments due in respect of this Security will be made by the Company in immediately available funds.]

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

BLACK HILLS CORPORATION

By:

Name:
Title:

Attest:

By:

Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:

Name:
Title:

[Reverse of Security]

BLACK HILLS CORPORATION

2.500% Notes due 2019

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture dated as of May 21, 2003 (the “Base Indenture”), as supplemented by the First Supplemental Indenture dated as of May 21, 2003, the Second Supplemental Indenture dated as of May 14, 2009, the Third Supplemental Indenture dated as of July 16, 2010, the Fourth Supplemental Indenture dated as of November 19, 2013 and the Fifth Supplemental Indenture dated as of January 13, 2016 (as so supplemented, herein called the “Indenture”), each between the Company and Wells Fargo Bank, National Association ( as successor to LaSalle Bank National Association), as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The aggregate principal amount of the Securities of this series to be issued is initially limited to $250,000,000 (except for Securities authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Securities), which amount may be increased pursuant to an Officers’ Certificate in accordance with the Fifth Supplemental Indenture referred to above.  To the extent any provision of this Security conflicts with the express provisions of the Base Indenture or the Fifth Supplemental Indenture thereto, the provisions of the Base Indenture or the Fifth Supplemental Indenture thereto (as applicable) shall govern and be controlling.

If an Event of Default, as defined in the Indenture, with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Securities of this series are subject to redemption, at the option of the Company, in whole or in part at any time and from time to time at a redemption price equal to the greater of (a) 100% of the principal amount of the Securities of this series to be redeemed plus accrued and unpaid interest (if any) to the Redemption Date and (b) the sum, as determined by the Quotation Agent, of the present values of the principal amount of the Securities of this series to be redeemed, together with remaining scheduled payments of interest (exclusive of accrued and unpaid interest (if any) to but excluding the Redemption Date) from the Redemption Date to the Stated Maturity Date, in each case discounted to the Redemption Date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 25 basis points, plus accrued and unpaid interest (if any) on the principal amount of the Securities of this series being redeemed to but excluding the Redemption Date.

If the Company elects to redeem all or any part of the Securities of this series, the Company will mail by first-class mail or deliver in accordance with DTC procedures a notice of redemption to each Holder of the Securities to be redeemed (with a copy to the Trustee) at least

30 days before the Redemption Date. To the extent that the Trustee shall deliver such notice, the Company will deliver such notice to Trustee at least 45 days prior to the Redemption Date or such shorter period as may be reasonably acceptable to the Trustee.

In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

If a Change of Control Triggering Event occurs with respect to the Securities of this series, each Holder of the Securities of this series will have the right to require the Company to repurchase all or any part (equal to $1,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Securities of this series in cash at a repurchase price equal to 101% of the aggregate principal amount of the Securities of this series repurchased, plus accrued and unpaid interest (if any) on the Securities of this series repurchased, to but excluding the date of repurchase, subject to the right of the Holders of record on the relevant Record Date to receive interest on the corresponding Interest Payment Date, all as provided in the Indenture.

Article XIII, including Sections 13.1 and 13.2, of the Base Indenture will apply to the Securities of this series.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of each series of Securities issued under the Indenture at the time Outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority of the aggregate principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority of the aggregate principal amount, in certain instances, of the Outstanding Securities of any series to waive, on behalf of all of the Holders of Securities of such series, certain past defaults under the Indenture and their consequences.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and the Redemption Price and Change of Control Payment, if any) and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register of the Company upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and the Redemption Price and Change of Control Payment, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new

Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations therein set forth, this Security is exchangeable for a like aggregate principal amount of Securities of different authorized denominations but otherwise having the same terms and conditions, as requested by the Holder hereof surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and integral multiples of $1,000.

No recourse shall be had for the payment of the principal of or the Redemption Price or Change of Control Payment, if any, or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, employee, agent, officer, director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

The Securities and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to such State’s conflicts of laws principles.

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Insert assignee’s soc. sec. or tax identification no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:

(Sign exactly as your name appears on the face of this Security)

Tax Identification No.:

Signature Guarantee by:

By:

Name:

Title:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT B

FORM OF NOTE

[Face of Security]

[If this Security is a Global Note, insert: THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

CUSIP No.: 092113 AL3

ISIN No.: US092113AL30

No.	$

3.950% Notes due 2026

BLACK HILLS CORPORATION

BLACK HILLS CORPORATION, a South Dakota corporation (the “Company”), for value received, hereby promises to pay to                     or registered assigns the principal sum of                   DOLLARS on January 15, 2026 (the “Stated Maturity Date”), unless earlier redeemed at the option of the Company as provided herein, and to pay interest thereon from January 13, 2016, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on January 15 and July 15 in each year (each, an “Interest Payment Date”), commencing July 15, 2016, at the rate of 3.950% per annum, until the principal hereof is paid or duly provided for. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Indenture referred to the reverse of this Security.

The interest payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Holder in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 1 or July 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date at the office or agency of the Company maintained for such purpose. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

The principal of this Security payable on the Stated Maturity Date, or the Redemption Price payable on a Redemption Date, if any, or the Change of Control Payment payable on a Change of Control Payment Date, if any, will be paid against presentation of this Security at the office or agency of the Company maintained for that purpose in Minneapolis, Minnesota, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Interest payable on this Security on any Interest Payment Date and on the Stated Maturity Date or any Redemption Date or any Change of Control Payment Date, as the case may be, will include interest accrued from and including the next preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including January 13, 2016, if no interest has been paid on this Security) to but excluding such Interest Payment Date or the Stated Maturity Date or Redemption Date or Change of Control Payment Date, as the case may be. If any Interest Payment Date or the Stated Maturity Date or any Redemption Date or any Change of Control Payment Date falls on a day that is not a Business Day, the payment due on such date will be paid on the next succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after the date such payment was due. “Business Day” means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York, New York, are authorized or obligated by law or executive order to close.

[If this Security is a Global Note, insert: All payments due in respect of this Security will be made by the Company in immediately available funds.]

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

BLACK HILLS CORPORATION

By:

Name:
Title:

Attest:

By:

Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:

Name:
Title:

[Reverse of Security]

BLACK HILLS CORPORATION

3.950% Notes due 2026

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture dated as of May 21, 2003 (the “Base Indenture”), as supplemented by the First Supplemental Indenture dated as of May 21, 2003, the Second Supplemental Indenture dated as of May 14, 2009, the Third Supplemental Indenture dated as of July 16, 2010, the Fourth Supplemental Indenture dated as of November 19, 2013 and the Fifth Supplemental Indenture dated as of January 13, 2016 (as so supplemented, herein called the “Indenture”), each between the Company and Wells Fargo Bank, National Association ( as successor to LaSalle Bank National Association), as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The aggregate principal amount of the Securities of this series to be issued is initially limited to $300,000,000 (except for Securities authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Securities), which amount may be increased pursuant to an Officers’ Certificate in accordance with the Fifth Supplemental Indenture referred to above.  To the extent any provision of this Security conflicts with the express provisions of the Base Indenture or the Fifth Supplemental Indenture thereto, the provisions of the Base Indenture or the Fifth Supplemental Indenture thereto (as applicable) shall govern and be controlling.

If an Event of Default, as defined in the Indenture, with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Securities of this series are subject to redemption, at the option of the Company, in whole or in part from time to time (i) prior to July 15, 2025 at a redemption price equal to the greater of (a) 100% of the principal amount of the Securities of this series to be redeemed plus accrued and unpaid interest (if any) to the Redemption Date and (b) the sum, as determined by the Quotation Agent, of the present values of the principal amount of the Securities of this series to be redeemed, together with remaining scheduled payments of interest (exclusive of accrued and unpaid interest (if any) to but excluding the Redemption Date) from the Redemption Date to the Stated Maturity Date, in each case discounted to the Redemption Date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 30 basis points, plus accrued and unpaid interest (if any) on the principal amount of the Securities of this series being redeemed to but excluding the Redemption Date, and (ii) on or after July 15, 2025, at a Redemption Price equal to 100% of the principal amount of the Securities of this series to be redeemed plus accrued and unpaid interest (if any) to but excluding the Redemption Date.

If the Company elects to redeem all or any part of the Securities of this series, the Company will mail by first-class mail or deliver in accordance with DTC procedures a notice of redemption to each Holder of the Securities to be redeemed (with a copy to the Trustee) at least 30 days before the Redemption Date. To the extent that the Trustee shall deliver such notice, the Company will deliver such notice to Trustee at least 45 days prior to the Redemption Date or such shorter period as may be reasonably acceptable to the Trustee.

In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

If a Change of Control Triggering Event occurs with respect to the Securities of this series, each Holder of the Securities of this series will have the right to require the Company to repurchase all or any part (equal to $1,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Securities of this series in cash at a repurchase price equal to 101% of the aggregate principal amount of the Securities of this series repurchased, plus accrued and unpaid interest (if any) on the Securities of this series repurchased, to but excluding the date of repurchase, subject to the right of the Holders of record on the relevant Record Date to receive interest on the corresponding Interest Payment Date, all as provided in the Indenture.

Article XIII, including Sections 13.1 and 13.2, of the Base Indenture will apply to the Securities of this series.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of each series of Securities issued under the Indenture at the time Outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority of the aggregate principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority of the aggregate principal amount, in certain instances, of the Outstanding Securities of any series to waive, on behalf of all of the Holders of Securities of such series, certain past defaults under the Indenture and their consequences.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and the Redemption Price and Change of Control Payment, if any) and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register of the Company upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and the Redemption Price and Change of Control Payment, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations therein set forth, this Security is exchangeable for a like aggregate principal amount of Securities of different authorized denominations but otherwise having the same terms and conditions, as requested by the Holder hereof surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and integral multiples of $1,000.

No recourse shall be had for the payment of the principal of or the Redemption Price or Change of Control Payment, if any, or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, employee, agent, officer, director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

The Securities and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to such State’s conflicts of laws principles.

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Insert assignee’s soc. sec. or tax identification no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:

(Sign exactly as your name appears on the face of this Security)

Tax Identification No.:

Signature Guarantee by:

By:

Name:

Title:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.